
                                                                 Exhibit (e)(4)
SERVICE REQUEST

 (LOGO OF P L A T I N U M)
              Investor(R) IV
     AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------
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
PLATINUM INVESTOR IV -- FIXED OPTION
 .Division 301 - AGL Declared Fixed Interest                 MFS Variable Insurance Trust
  Account                                                     .Division 535 - MFS VIT Core Equity
PLATINUM INVESTOR IV -- VARIABLE DIVISIONS                    .Division 533 - MFS VIT Growth
AIM Variable Insurance Funds                                  .Division 536 - MFS VIT New Discovery
(Invesco Variable Insurance Funds)                            .Division 534 - MFS VIT Research
 .Division 675 - Invesco V.I. Core Equity                    Neuberger Berman Advisers Management Trust
 .Division 510 - Invesco V.I. International Growth            .Division 537 - AMT Mid-Cap Growth
 .Division 559 - Invesco Van Kampen V.I.                     Oppenheimer Variable Account Funds
                       Growth and Income                      .Division 538 - Oppenheimer Balanced
 .Division 549 - Invesco Van Kampen V.I. High                 .Division 539 - Oppenheimer Global Securities
  Yield                                                      PIMCO Variable Insurance Trust
The Alger Portfolios                                          .Division 680 - PIMCO VIT CommodityRealReturn
 .Division 513 -Alger Capital Appreciation                     Strategy
 .Division 512 -Alger Mid Cap Growth                          .Division 541 - PIMCO VIT Real Return
American Century Variable Portfolios, Inc.                    .Division 540 - PIMCO VIT Short-Term
 .Division 514 - VP Value                                     .Division 542 - PIMCO VIT Total Return
Credit Suisse Trust                                          Pioneer Variable Contracts Trust
 .Division 515 - U.S. Equity Flex I                           .Division 679 - Pioneer Mid Cap Value VCT
Dreyfus Investment Portfolios                                Putnam Variable Trust
 .Division 516 - MidCap Stock                                 .Division 543 - Putnam VT Diversified Income
Dreyfus Variable Investment Fund                              .Division 544 - Putnam VT Growth and Income
 .Division 518 - Opportunistic Small Cap                      .Division 545 - Putnam VT International Value
 .Division 517 - Quality Bond                                SunAmerica Series Trust
Fidelity Variable Insurance Products                          .Division 547 - ST Aggressive Growth
 .Division 522 - VIP Asset Manager                            .Division 546 - ST Balanced
 .Division 521 - VIP Contrafund                              The Universal Institutional Funds, Inc.
 .Division 519 - VIP Equity-Income                            .Division 548 - Capital Growth
 .Division 676 - VIP Freedom 2020                            VALIC Company I
 .Division 677 - VIP Freedom 2025                             .Division 550 - International Equities
 .Division 678 - VIP Freedom 2030                             .Division 551 - Mid Cap Index
 .Division 520 - VIP Growth                                   .Division 552 - Money Market I
 .Division 523 - VIP Mid Cap                                  .Division 553 - Nasdaq-100 Index
Franklin Templeton Variable Insurance Products Trust          .Division 556 - Science & Technology
 .Division 527 - VIP Franklin Small Cap Value                 .Division 555 - Small Cap Index
  Securities                                                  .Division 554 - Stock Index
 .Division 524 - VIP Franklin U.S. Government                Vanguard Variable Insurance Fund
 .Division 525 - VIP Mutual Shares Securities                 .Division 557 - VIF High Yield Bond
 .Division 526 - VIP Templeton Foreign Securities             .Division 558 - VIF REIT Index
Janus Aspen Series
 .Division 530 - Enterprise
 .Division 528 - Overseas
 .Division 529 - Worldwide
JPMorgan Insurance Trust
 .Division 927 - JPMorgan Mid Cap Value
 .Division 531 - JPMorgan Small Cap Core

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
AGLC101335                                                                                             Rev0610

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
American General                                                                                      Variable Universal Life
Life Companies                                                                                      Insurance Service Request

                                                                                         Complete and return this request to:
                                                                                           Variable Universal Life Operations
American General Life Insurance Company ("AGL")                                          PO Box 4880. Houston, TX. 77210-4880
                                                 (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256. Fax: (713) 620-6653


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
[_]POLICY                1.  POLICY #:___________________________ Insured: ________________________________
   IDENTIFICATION
   COMPLETE THIS             Address: ______________________________________________ New Address (yes) (no)
   SECTION FOR
   ALL REQUESTS.             Primary Owner (If other than an insured): ____________________________

                             Address: ______________________________________________New Address (yes) (no)

                             Primary Owner's S.S. No. or Tax I.D. No: ___________Phone Number:(      )_____-____

                             Joint Owner (If applicable):________________________________________

                             Address: _______________________________________________New Address (yes) (no)


[_]NAME CHANGE           2.  Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

Complete this section
if the name of one of        Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
the Insured, Owner,
Payor or Beneficiary         __________________________________________            __________________________________________
has changed. (Please
note, this does              Reason for Change: (Circle One)   Marriage            Correction  Other (Attach copy of legal
not change the               Divorce                                               proof)
Insured, Owner,
Payor or Beneficiary
designation).

[_]CHANGE IN             3.  INVESTMENT DIVISION                      PREM%  DED%  INVESTMENT DIVISION              PREM%  DED%
   ALLOCATION                (301) AGL Declared Fixed Interest                     MFS Variable Insurance
   PERCENTAGES               Account                                  ____   ____  Trust
Use this section to          AIM Variable Insurance Funds                          (535) MFS VIT Core Equity*       ____   ____
indicate how
premiums or monthly          (Invesco Variable Insurance Funds)                    (533) MFS VIT Growth*            ____   ____
deductions are to be         (675) Invesco V.I. Core Equity*                       (536) MFS VIT New
allocated. Total                                                      ____   ____  Discovery                        ____   ____
allocation in each           (510) Invesco V.I. International                      (534) MFS VIT Research
column must equal            Growth                                   ____   ____                                   ____   ____
100%: whole                  (559) Invesco Van Kampen V.I.                         Neuberger Berman Advisers
numbers only.                                                                      Management Trust
* These investment              Growth and Income                     ____   ____  (537) AMT Mid-Cap Growth         ____   ____
options are available        (549) Invesco Van Kampen V.I.                         Oppenheimer Variable
only for owners              High Yield*                              ____   ____  Account Funds
whose policies were          The Alger Portfolios                                  (538) Oppenheimer Balanced       ____   ____
effective before             (513) Alger Capital Appreciation                      (539) Oppenheimer Global
5/1/06.                                                               ____   ____  Securities                       ____   ____
** This investment           (512) Alger Mid Cap Growth                            PIMCO Variable Insurance
option is not available                                               ____   ____  Trust
for any purpose              American Century Variable                             (680) PIMCO VIT
except to transfer           Portfolios, Inc.                                                                       ____   ____
Accumulation Value           (514) VP Value                                           CommodityRealReturn
to other investment                                                   ____   ____  Strategy
options.                     Credit Suisse Trust                                   (541) PIMCO VIT Real
                                                                                   Return                           ____   ____
                             (515) U.S. Equity Flex I                              (540) PIMCO VIT Short-
                                                                      ____   ____  Term                             ____   ____
                             Dreyfus Investment Portfolios                         (542) PIMCO VIT Total
                                                                                   Return                           ____   ____
                             (516) MidCap Stock*                                   Pioneer Variable Contracts
                                                                      ____   ____  Trust
                             Dreyfus Variable Investment Fund                      (679) Pioneer Mid Cap Value
                                                                                   VCT                              ____   ____
                             (518) Opportunistic Small Cap*           ____   ____  Putnam Variable Trust
                             (517) Quality Bond*                                   (543) Putnam VT Diversified
                                                                      ____   ____  Income                           ____   ____
                             Fidelity Variable Insurance Products                  (544) Putnam VT Growth and
                                                                                   Income*                          ____   ____
                             (522) VIP Asset Manager                               (545) Putnam VT
                                                                      ____   ____  International Value              ____   ____
                             (521)VIP Contrafund                                   SunAmerlca Series Trust
                             (519) VIP Equity-Income                  ____   ____  (547) ST Aggressive Growth       ____   ____
                             (676) VIP Freedom 2020                   ____   ____  (546) ST Balanced                ____   ____
                             (677) VIP Freedom 2025                                The Universal Institutional
                                                                      ____   ____  Funds, Inc.
                             (678) VIP Freedom 2030                   ____   ____  (548) Capital Growth*            ____   ____
                             (520) VIP Growth                         ____   ____  VALIC Company I
                             (523) VIP Mid Cap                        ____   ____  (550) International Equities     ____   ____
                             Franklin Templeton Variable                           (551) Mid Cap Index
                             Insurance Products Trust
                             (527) VIP Franklin Small Cap                          (552) Money Market I
                             Value Securities                         ____   ____                                   ____   ____
                             (524) VIP Franklin U.S.                               (553) Nasdaq-100 Index
                             Government                               ____   ____                                   ____   ____
                             (525) VIP Mutual Shares Securities       ____   ____  (556) Science & Technology       ____   ____
                             (526) VIP Templeton Foreign                           (555) Small Cap Index
                             Securities                                                                             ____   ____
                             Janus Aspen Series                                    (554) Stock Index                ____   ____
                             (530) Enterprise                                      Vanguard Variable Insurance
                                                                      ____   ____  Fund
                             (528) Overseas                           ____   ____  (557) VIF High Yield Bond        ____   ____
                             (529) Worldwide*                                      (558) VIF REIT Index             ____   ____
                             JPMorgan Insurance Trust                              Other:___________________        ____   ____
                             (927) JPMorgan Mid Cap Value**            NA    ____                                    100%  100%
                             (531) JPMorgan Small Cap Core            ____   ____
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 AGLC101335                      Page 2 of 5                          Rev0610

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
[_]MODE OF PREMIUM        4.  Indicate frequency and premium amount desired: $ _____ Annual   $_____
   PAYMENT/BILLING            Semi-Annual    $_____ Quarterly
   METHOD                     $_____ Monthly (Bank Draft Only)
   CHANGE

Use this section to           Indicate billing method desired: ______
change the billing            Direct Bill ______ Pre-Authorized Bank Draft
frequency and/or                        (attach a Bank Draft Authorization Form and "Void" Check)
method of premium
payment. Note,
however, that AGL will        Start Date:_____ / _____/ _____
not bill you on a direct
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

[_]LOST POLICY            5.  I/we hereby certify that the policy of insurance for the listed policy has been _____
   CERTIFICATE                LOST _____ DESTROYED _____ OTHER.

Complete this section if      Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a
Certificate of Insurance
or duplicate policy to               _____ Certificate of Insurance at no charge
replace a lost or
misplaced policy. If a               _____ Full duplicate policy at a charge of $25
full duplicate policy is
being requested, a check      be issued to me/us. If the original policy is located, I/we will return the Certificate or
or money order for $25        duplicate policy to AGL for cancellation.
payable to AGL must be
submitted with this
request.

[_]DOLLAR COST            6.  Day of the month for transfers ____ (Choose a day of the month between 1-28)
   AVERAGING                  Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-Annually
   (DCA) ($5,000              ______ Annually
   MINIMUM                    DCA to be made from the following investment option: __________________
   BEGINNING                  Transfer: $ _______________________ ($100 minimum, whole dollars only)
   ACCUMULATION
   VALUE)
An amount can be              AIM Variable Insurance Funds                      MFS Variable Insurance
systematically                                                                  Trust
transferred from any one      (Invesco Variable Insurance Funds)                (535) MFS VIT Core Equity*      $ ____
investment option and         (675) Invesco V.I. Core Equity*         $ ____    (533) MFS VIT Growth*           $ ____
directed to one or more       (510) Invesco V.I. International                  (536) MFS VIT New
of the investment             Growth                                  $____     Discovery                       $ ____
options below. The            (559) Invesco Van Kampen V.I.                     (534) MFS VIT Research
AGL Declared Fixed            Growth and Income                       $____                                     $ ____
Interest Account is not       (549) Invesco Van Kampen V.I.                     Neuberger Berman Advisers
available for DCA.            High Yield*                             $____     Management Trust
Please refer to the           The Alger Portfolios                              (537) AMT Mid-Cap Growth        $___
prospectus for more           (513) Alger Capital Appreciation                  Oppenheimer Variable
information on the DCA                                                $ ____    Account Funds
option. NOTE: DCA is          (512) Alger Mid Cap Growth              $ ____    (538) Oppenheimer Balanced      $____
not available if the          American Century Variable                         (539) Oppenheimer Global
Automatic Rebalancing         Portfolios. Inc.                                  Securities                      $____
option has been chosen.       (514) VP Value                                    PIMCO Variable Insurance
* These investment                                                    $ ____    Trust
options are available         Credit Suisse Trust                               (680) PIMCO VIT                 $____
only for owners whose         (515) U.S. Equity Flex I                          CommodityRealReturn
policies were effective                                                         Strategy
before 5/1/06.                Dreyfus Investment Portfolios                     (541) PIMCO VIT Real
                                                                      $____     Return                          $____
                              (516) MidCap Stock*                               (540) PIMCO VIT Short-
                                                                      $ ____    Term                            $____
                              Dreyfus Variable Investment Fund                  (542) PIMCO VIT Total
                                                                                Return                          $____
                              (518) Opportunistic Small Cap*                    Pioneer Variable Contracts
                                                                      $ ____    Trust
                              (517) Quality Bond*                               (679) Pioneer Mid Cap Value
                                                                      $ ____    VCT                             $____
                              Fidelity Variable Insurance Products              Putnam Variable Trust
                              (522) VIP Asset Manager                           (543) Putnam VT Diversified
                                                                      $____     Income                          $____
                              (521)VIP Contrafund                               (544) Putnam VT Growth
                                                                      $____     and Income*                     $____
                              (519) VIP Equity-Income                           (545) Putnam VT
                                                                                International Value             $____
                              (676) VIP Freedom 2020                  $____     SunAmerica Series Trust
                              (677) VIP Freedom 2025                  $____     (547) ST Aggressive Growth      $____
                              (678) VIP Freedom 2030                  $____     (546) ST Balanced               $____
                              (520) VIP Growth                                  The Universal Institutional
                                                                      $____     Funds, Inc.
                              (523) VIP Mid Cap                       $____     (548) Capital Growth*           $_____
                              Franklin Templeton Variable                       VALIC Company I
                              Insurance Products Trust
                              (527) VIP Franklin Small Cap Value                (550) International Equities
                              Securities                              $____                                     $____
                              (524)VIP Franklin U.S. Government       $____     (551) Mid Cap Index             $____
                              (525) VIP Mutual Shares Securities      $____     (552) Money Market I            $____
                              (526)VIP Templeton Foreign                        (553) Nasdaq-100 Index
                              Securities                              $____                                     $____
                              Janus Aspen Series                                (556) Science & Technology      $____
                              (530) Enterprise                        $____     (555) Small Cap Index           $____
                              (528)Overseas                           $____     (554) Stock Index               $____
                              (529)Worldwide*                                   Vanguard Variable Insurance
                                                                      $____     Fund
                              JPMorgan Insurance Trust                $____     (557)VIF High Yield Bond        $____
                              (531) JPMorgan Small Cap Core           $____     (558)VIF REIT Index             $____
                                                                                Other:_______________           $____
                              ____ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC101335                                                     Page 3 of 5                                      Rev0610
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[__]  AUTOMATIC    7.              Indicate frequency:___ Quarterly ____Semi-Annually____Annually
      REBALANCING
($5,000 minimum accumulation             (Division Name or Number)                 (Division Name or Number)
value) Use this section to
apply for or make changes          ____%: ____________________________    ____%: __________________________
to Automatic Rebalancing
of the variable divisions.         ____%: ____________________________    ____%: __________________________
Please refer to the
prospectus for more                ____%: ____________________________    ____%: __________________________
information on the
Automatic Rebalancing              ____%: ____________________________    ____%: __________________________
Option.
Note: Automatic                    ____%: ____________________________    ____%: __________________________
Rebalancing is not
available if the                   ____%: ____________________________    ____%: __________________________
Dollar Cost Averaging
option has been chosen.            ____%: ____________________________    ____%: __________________________
See investment option
restrictions in Box 3              ____%: ____________________________    ____%: __________________________
above.
                                   ____%: ____________________________    ____%: __________________________

                                   ____%: ____________________________    ____%: __________________________

                                   ____%: ____________________________    ____%: __________________________

                                   ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
--------------------------------------------------------------------------------------------------------------------------------
[__]  AUTHORIZATION     8.         I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-
      FOR TRANSACTIONS             service instructions, if elected, to transfer values among the Variable Divisions and AGL
Complete this section if           Declared Fixed Interest Account and to change allocations for future premium payments
you are applying for or            and monthly deductions.
revoking current telephone
or e-service privileges.           Initial the designation you prefer:
                                   _________ Policy Owner(s) only -- If Joint Owners, either one acting independently.
                                   _________Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                                   AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-
                                   service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                                   ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                                   ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

--------------------------------------------------------------------------------------------------------------------------------
[__] CORRECT AGE     9.            Name of Insured for whom this correction is submitted:___________________________
Use this section to correct
the age of any person              Correct DOB: ______/________/________
covered under this
policy. Proof of the
correct date of birth
must accompany this
request.

[__] TRANSFER OF     10.                             (Division Name or Number)   (Division Name or Number)
     ACCUMULATED VALUES
Use this section if you            Transfer $____or____% from _____________________to _______________________
want to transfer money
between divisions. The             Transfer $____or____% from _____________________to _______________________
minimum amount for
transfers is $500.00.              Transfer $____or____% from _____________________to _______________________
Withdrawals from the
AGL Declared Fixed                 Transfer $____or____% from _____________________to _______________________
Interest Account to a
Variable Division may              Transfer $____or____% from _____________________to _______________________
only be made within the 60
days after a policy                Transfer $____or____% from _____________________to _______________________
anniversary. See transfer
limitations outlined in            Transfer $____or____% from _____________________to _______________________
prospectus. If a transfer
causes the balance in any          Transfer $____or____% from _____________________to _______________________
division to drop below
$500, AGL reserves the             Transfer $____or____% from _____________________to _______________________
right to transfer the
remaining balance. Amounts         Transfer $____or____% from _____________________to _______________________
to be transferred
should be indicated in
dollar or percentage
amounts, maintaining
consistency throughout.
See investment option
restrictions in Box 3
above.

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
AGLC101335.                                       Page 4 of 5                                             Rev0610
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
[__] REQUEST FOR   11.              _____ I request a partial surrender of $ ________or ______% of the net cash surrender value.
     PARTIAL SURRENDER/
     POLICY LOAN                    _____ I request a loan in the amount of $ ____________.
Use this section to apply for a
partial surrender from or           _____ I request the maximum loan amount available from my policy.
policy loan against policy
values. For detailed                Unless you direct otherwise below, proceeds are allocated according to the deduction
information concerning these        allocation percentages in effect, if available; otherwise they are taken pro-rata from the
two options please refer to         AGL Declared Fixed Interest Account and Variable Divisions in use.
your policy and its related
prospectus. If applying for a       __________________________________________________________________________________
partial surrender, be sure to
complete the Notice of              __________________________________________________________________________________
Withholding section of this
Service Request in addition         __________________________________________________________________________________
to this section.

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[__] NOTICE OF     12.              The taxable portion of the distribution you receive from your variable universal life
     WITHHOLDING                    insurance policy is subject to federal income tax withholding unless you elect not to have
Complete this section if you        withholding apply. Withholding of state income tax may also be required by your state of
have applied for a partial          residence. You may elect not to have withholding apply by checking the appropriate box
surrender in Section 11.            below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                    Check one: ______ I do want income tax withheld from this distribution.

                                               ______ I do not want income tax withheld from this distribution.

                                    If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

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[__] AFFIRMATION/    13.            CERTIFICATION: Under penalties of perjury, I certify: (1 ) that the number shown
     SIGNATURE                      on this form is my correct taxpayer identification number and; (2) that I am not
Complete this section for           subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue
ALL requests.                       Code. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

                                    Dated at ____________________ this ______ day of_______________, __________.
                                            (City, State)

                                    _X____________________________________ X____________________________
                                      SIGNATURE OF OWNER                     SIGNATURE OF WITNESS

                                    _X____________________________________ X_____________________________
                                      SIGNATURE OF JOINT OWNER               SIGNATURE OF WITNESS

                                    _X____________________________________ X_____________________________
                                      SIGNATURE OF ASSIGNEE                  SIGNATURE OF WITNESS

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
AGLC101335                                        Page 5 of 5                                           Rev0610
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